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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report February 16, 2001


                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                                     1-11234
                            (Commission File Number)


                                   76-0380342
                     (I.R.S. Employer Identification Number)


               500 Dallas Street, Ste. 1000, Houston, Texas 77002
               (Address of principal executive offices)(zip code)


        Registrant's telephone number, including area code: 713-369-9000






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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)   Exhibits

     23.1 Consent of Independent Accountants

     23.2 Consent of Independent Auditors

     99.1 Financial Statements of Kinder Morgan Energy Partners, L.P. and Subsidiaries

     99.2 Selected Financial Data of Kinder Morgan Energy Partners, L.P. and Subsidiaries

     99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations for Kinder Morgan Energy Partners, L.P. and Subsidiaries

     99.4 Balance Sheet of Kinder Morgan G.P., Inc.

     99.5 Financial Statements of GATX Terminals Companies

     99.6 Unaudited Pro Forma Combined Financial Statements of Kinder Morgan Energy Partners, L.P. and Subsidiaries
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          KINDER MORGAN ENERGY PARTNERS, L.P.
                                          (A Delaware Limited Partnership)
                                          By: KINDER MORGAN G.P., INC.
                                          as General Partner

                                          By: /s/ C. Park Shaper
                                              ------------------------------
                                              C. Park Shaper, Vice President,
                                              Treasurer and Chief Financial
                                              Officer


Date:   February 16, 2001


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                                 EXHIBIT INDEX
                                 -------------

    Exhibit
      No.             Description
    ------            -----------

     23.1     Consent of Independent Accountants

     23.2     Consent of Independent Auditors

     99.1 Financial Statements of Kinder Morgan Energy Partners, L.P. and Subsidiaries

     99.2 Selected Financial Data of Kinder Morgan Energy Partners L.P. and Subsidiaries

     99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations for Kinder Morgan Energy Partners, L.P. and Subsidiaries

     99.4     Balance Sheet of Kinder Morgan G.P., Inc.

     99.5     Financial Statements of GATX Terminals Companies

     99.6 Unaudited Pro Forma Combined Financial Statements of Kinder Morgan Energy Partners, L.P. and Subsidiaries